

New Jersey Resources

RELIABLE AFFORDABLE CLEAN

Third Quarter 2019 Update
August 6, 2019

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. New Jersey Resources Corporation (NJR) cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond NJR's ability to control or estimate precisely, such as estimates of future market conditions and the behavior of other market participants. Words such as "anticipates," "estimates," "expects," "projects," "may," "will," "intends," "plans," "believes," "should," and similar expressions may identify forward-looking statements and such forward looking statements are made based upon management's current expectations, assumptions and beliefs as of this date concerning future developments and their potential effect upon NJR will be those anticipated by management. Forward-looking statements in this presentation include, but are not limited to, certain statements regarding NJR's NFE guidance for fiscal 2019, forecasted contribution of business segments to fiscal 2019 NFE and beyond, future NJNG customer growth, future NJR capital expenditures, infrastructure investments, Clean Energy Ventures' ITC-eligible projects and demand for residential solar, earnings and dividend growth, NJNG's base rate case and infrastructure programs as well as the ability to close and successfully implement the Adelphia Gateway acquisition, and construct the SRL and PennEast Pipeline projects.

The factors that could cause actual results to differ materially from NJR's expectations include, but are not limited to, risks associated with our investments in clean energy projects, including the availability of regulatory and tax incentives, the availability of viable projects, our eligibility for ITC's, the future market for SRECs and electricity prices, and operational risks related to projects in service; the ability to obtain governmental and regulatory approvals, land-use rights, electric grid connection (in the case of clean energy projects) and/or financing for the construction, development and operation of our unregulated energy investments, pipeline transportation systems and NJNG and Midstream infrastructure projects, including NJ RISE, SRL, PennEast and Adelphia Gateway, in a timely manner; risks associated with acquisitions and the related integration of acquired assets with our current operations, including our planned Adelphia Gateway acquisition; volatility of natural gas and other commodity prices and their impact on NJNG customer usage, NJNG's BGSS incentive programs, our Energy Services segment operations and our risk management efforts; the ability to comply with current and future regulatory requirements; the level and rate at which NJNG's costs and expenses are incurred and the extent to which they are approved for recovery from customers through the regulatory process, including through future base rate case filings; the impact of a disallowance of recovery of environmental-related expenditures and other regulatory changes; the performance of our subsidiaries; operating risks incidental to handling storing, transporting and providing customers with natural gas; access to adequate supplies of natural gas and dependence on third-party storage and transportation facilities for natural gas supply; t he regulatory and pricing policies of federal and state regulatory agencies; timing of qualifying for ITC's due to delays or failures to complete planned solar projects and the resulting effect on our effective tax rate and earnings; the results of legal or administrative proceedings with respect to claims, rates, environmental issues, natural gas cost prudence reviews and other matters; changes in rating agency requirements and/or credit ratings and their effect on availability and cost of capital to our company; risks related to cyberattack or failure of information technology systems; the impact of volatility in the equity and credit markets on our access to capital; the impact to the asset values and resulting higher costs and funding obligations of our pension and post-employment benefit plans as a result of potential downturns in the financial markets, lower discount rates, revised actuarial assumptions or impacts associated with the Patent Protection and Affordable Care Act; commercial and wholesale credit risk, including the availability of creditworthy customers and counterparties, and liquidity in the wholesale energy trading market; accounting effects and other risks associated with hedging activities and use of derivatives contracts; the ability to optimize our physical assets; weather and economic conditions; changes to tax laws and regulations; any potential need to record a valuation allowance for our deferred tax assets; the ability to comply with debt covenants; demographic changes in NJR's service territory and their effect on NJR's customer growth; the impact of natural disasters, terrorist activities and other extreme events on our operations and customers; the costs of compliance and present and future environmental laws, including potential climate change-related legislation; environmental-related and other uncertainties related to litigation or administrative proceedings; risks related to our employee workforce; and risks associated with the management of our joint ventures and partnerships, and investment in a master limited partnership. The aforementioned factors are detailed in the "Risk Factors" sections of our Form 10-K that was filed with the Securities and Exchange Commission (SEC) on November 20, 2018, which is available on the SEC's website at sec.gov. Information included in this presentation is representative as of today only, and while NJR periodically reassesses material trends and uncertainties affecting NJR's results or operations and financial condition in connection with its preparation of management's discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports filed with the SEC, NJR does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events.

Non-GAAP Measures

This presentation includes the non-GAAP measure, NFE. As an indicator of the Company's operating performance, NFE should not be considered an alternative to, or more meaningful than, GAAP measures, such as cash flows, net income, operating income or earnings per share.

NFE excludes unrealized gains or losses on derivative instruments related to the Company's unregulated subsidiaries and certain realized gains and losses on derivative instruments related to natural gas that has been placed into storage at Energy Services, net of applicable tax adjustments, as described below. Volatility associated with the change in value of these financial and physical commodity contracts is reported in the income statement in the current period. In order to manage its businesses, NJR views its results without the impacts of the unrealized gains and losses, and certain realized gains and losses, caused by changes in value of these financial instruments and physical commodity contracts prior to the completion of the planned transaction because it shows changes in value currently as opposed to when the planned transaction ultimately is settled. An annual estimated effective tax rate is calculated for NFE purposes and any necessary quarterly tax adjustment is applied to CEV, as such adjustment is related to tax credits generated by CEV.

Management uses NFE as a supplemental measure to other GAAP results to provide a more complete understanding of the Company's performance. Management believes the non-GAAP measure is more reflective of the Company's business model, provide transparency to investors and enable period-to-period comparability of financial performance. In providing fiscal 2019 earnings guidance, management is aware that there could be differences between reported GAAP earnings and NFE due to matters such as, but not limited to, the positions of our energy-related derivatives. Management is not able to reasonably estimate the aggregate impact of these items on reported earnings and therefore is not able to provide a reconciliation to the corresponding GAAP equivalent for its operating earnings guidance without unreasonable efforts. For a full discussion of our non-GAAP financial measures, please see NJR's most recent Form 10-K, Item 7. This information has been provided pursuant to the requirements of SEC Regulation G.



New Jersey Resources

AGENDA

Third-Quarter 2019 Highlights
Steve Westhoven

Financial Review
Pat Migliaccio

Q&A



THIRD-QUARTER HIGHLIGHTS

Steve Westhoven
President & Chief Operating Officer

Third-Quarter Fiscal 2019 Highlights



Infrastructure Investments

- Received Burlington County permits required to complete the Southern Reliability Link (SRL); 50 percent of the 30-mile pipeline is complete
- All land surveys for the PennEast project are complete



Financial Results

- Net financial loss per share of $0.20*
- Expect fiscal 2019 NFE to be toward the low-end of the guidance range of $1.95 - $2.05 per share



Clean Energy

- Placed one commercial solar project into service during this quarter, adding 10 megawatts to total capacity; placed additional project into service in July 2019
- On track to place six commercial solar projects into service in FY 2019

** A reconciliation from NFE to net income can be found in the Appendix on **Slide 18.***

Projected Sources of NFE

- Reaffirmed fiscal 2019 NFE guidance of $1.95 - $2.05; expected to be toward the low-end of range

Fiscal 2019



NJR Energy Services 1% - 5%
NJR Home Services 1% - 2%
Midstream 5% - 15%
Regulated 50% - 65%
Unregulated 35% - 52%
NJR Clean Energy Ventures 35% - 45%
New Jersey Natural Gas 45% - 50%

Fiscal 2020 and Beyond



Midstream 5%-20%
NJR Energy Services 5% - 15%
NJR Home Services 1% - 2%
Regulated 55%-80%
Unregulated 20%-42%
New Jersey Natural Gas 50% - 60%
NJR Clean Energy Ventures 15% - 25%

New Jersey Natural Gas

SRL	▪ Received permit/approvals from Burlington County needed to complete the project ▪ 50 percent of the 30-mile project completed
Rate Case	▪ Filed update with BPU with actual data; request remains relatively unchanged ▪ Discovery phase ongoing; preliminary negotiations to begin later this month
IIP	▪ $507 million program continues enhancement of distribution system ▪ Regulatory review process ongoing
SAFE II NJ RISE	▪ Through SAFE II, 48 miles of bare steel main replaced in the first nine months of 2019 ▪ NJ RISE – currently completing final project under the program
Customer Growth	▪ Added 6,800 new customers during the first nine months of 2019 ▪ On track to achieve 1.8 percent annual customer growth

NJR Clean Energy Ventures



Easton
Allentown
New York
Trenton
King of Prussia
Philadelphia
Cherry Hill
Toms River
Atlantic City
Ocean City
Dover
Wildwood
Cape May

Commercial Solar

- Placed one project into service in the third quarter, adding 10.0 MW of capacity; placed additional 6.3 MW project in service in July 2019
- Two projects currently under construction
  - On track to complete six projects in fiscal 2019, adding 50 MW of installed capacity
- 39 commercial solar projects placed into service since 2009
  - Total of over 200 MW of capacity

Residential Solar

- The Sunlight Advantage® added 190 new customers this quarter
- Now serves over 7,800 customers in New Jersey



FINANCIAL REVIEW

Pat Migliaccio
Senior Vice President &
Chief Financial Officer

Changes in Net Financial Earnings – FY 3Q19

Three Months Ended June 30, 2019



Millions
$10.0
$0.0
-$10.0
-$20.0
-$30.0
-$8.0
-$6.2
-0.4
-$6.3
$1.0
$2.5
-$17.5
June 30, 2018
NJNG
Midstream
CEV
Energy Services
HS/Other
June 30, 2019

Nine Months Ended June 30, 2019



Millions
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
$269.4
-$0.5
-$11.1
-$55.7
-$64.4
$11.3
$149.0
June 30, 2018
NJNG
Midstream
CEV
Energy Services
HS/Other
June 30, 2019

NJRCEV - SREC Hedging Strategy Stabilizes Revenue



EY20
336
336
EY21
343
349
EY22
148
348
0
50
100
150
200
250
300
350
400
Thousands of SREC's
Hedged
Unhedged

EY20

Percent Hedged	Average Price	Current Price (EY)
100%	$198	$232

EY21

Percent Hedged	Average Price	Current Price (EY)
98%	$197	$220

EY22

Percent Hedged	Average Price	Current Price (EY)
43%	$197	$185

As of June 30, 2019; Source: InterContinental Exchange

NJR Capital Plan

($MM)	FYTD 2019A*	2019E	2020E	2021E
New Customer	$32.0	$43.4	$47.3	$51.4
Maintenance	53.2	78.9	72.3	57.0
Cost of Removal/Other	41.5	57.0	66.2	46.5
SAFE II	37.6	49.8	42.6	34.8
NJ RISE	19.6	31.7	24.5	0.0
SRL	57.7	81.6	118.5	0.0
Infrastructure Investment Program	0.0	5.5	83.2	107.2
Total NJNG	***$241.6***	***$347.9***	***$454.6***	***$296.9***
PennEast	$2.7	$4.0	$11.4	$214.2
Adelphia Gateway	11.1	184.0	134.2	1.6
Midstream	***$13.8***	***$188.0***	***$145.6***	***$215.8***
Residential Solar	$17.1	$27.0	$25.0	$26.0
Commercial Solar	69.9	127.9	79.0	81.0
Total NJRCEV	**$87.0**	**$154.9**	**$104.0**	**$107.0**
GRAND TOTAL	***$342.4***	***$690.8***	***$704.2***	***$619.7***

* As of June 30, 2019

** Spending based on projects placed into service and eligible for ITC

NJR Sources and Uses of Capital



2019E
2020E
2021E
$1,000
$800
$600
$400
$200
$0
Millions
Sources
Uses
Sources
Uses
Sources
Uses
LT Debt/Asset Sales
Equity
CFFO
Capex
Dividends

Capital Plan Supports Infrastructure Investments,
While Maintaining Strong Balance Sheet



Q&A



APPENDIX

NJNG – Strong Customer Growth

Third Quarter Fiscal 2019

- **1,770** new customers added
  - 1,055 new construction
  - 715 conversions

2019 New Customer Additions Forecast



65%
35%
New Construction
Conversions

Third Quarter Fiscal 2019



Customers
10,000
7,500
5,000
2,500
0
6,936
6,800
9,596
9,667
YTD 2018
YTD 2019
FY18A
FY19E*
New Construction
Conversions

28,000 – 30,000 new customers estimated from 2019-2021; 1.8 percent annually

** Based on the midpoint of NJNG FY2019 to FY2021 new customer addition estimates*

Fiscal 2019 Third Quarter NFE

	Three Months Ending June 30,			Nine Months Ended June 30,		
	2019	2018	Change	2019	2018	Change
New Jersey Natural Gas	($3.8)	$2.4	($6.2)	$96.5	$97.0	($0.5)
NJR Midstream	3.1	3.5	(0.4)	11.2	22.3	(11.1)
Regulated Businesses	**(0.7)**	**5.9**	**(6.7)**	**107.7**	**119.3**	**(11.6)**
NJR Clean Energy Ventures	(7.1)	(0.8)	(6.3)	24.8	80.5	(55.7)
NJR Energy Services	(14.0)	(15.1)	1.0	13.6	78.0	(64.4)
NJR Homes Services & Other	4.4	2.0	2.4	2.9	(8.2)	11.1
Unregulated Businesses	**(16.7)**	**(13.9)**	**(2.8)**	**41.3**	**150.3**	**(108.9)**
Total	**($17.5)**	**($8.0)**	**($9.5)**	**$149.0**	**$269.6**	**($120.6)**
NFE Per Share	**($0.20)**	**($0.09)**	**($0.11)**	**$1.67**	**$3.08**	**($1.41)**

Reconciliation of Non-GAAP Measures

A reconciliation of NFE for the three and nine months ended June 30, 2019 and 2018 to net income is provided below:

	Three Months Ended June 30,		Nine Months Ended June 30,	
(Thousands)	**2019**	2018	**2019**	2018
Net (loss) income*	**$ (8,402)**	$ (14,274)	**$ 151,419**	$ 249,691
Add:				
Unrealized (gain) loss on derivative instruments and related transactions	**(24,646)**	2,657	**(25,353)**	25,904
Tax effect	**5,885**	(577)	**6,034**	(3,920)
Effects of economic hedging related to natural gas inventory	**11,317**	4,474	**12,073**	(14,788)
Tax effect	**(2,689)**	(1,011)	**(2,869)**	5,518
Net income to NFE tax adjustment	**1,029**	728	**7,700**	6,987
Net financial (loss) earnings	**$ (17,506)**	$ (8,003)	**$ 149,004**	$ 269,392
Weighted Average Shares Outstanding				
Basic	**89,600**	87,888	**88,995**	87,493
Diluted	**89,600**	87,888	**89,402**	87,884
Basic (loss) earnings per share	**$ (0.09)**	$ (0.16)	**$ 1.70**	$ 2.85
Add:				
Unrealized (gain) loss on derivative instruments and related transactions	**(0.28)**	0.03	**(0.28)**	0.30
Tax effect	**0.06**	(0.01)	**0.06**	(0.04)
Effects of economic hedging related to natural gas inventory	**0.13**	0.05	**0.13**	(0.17)
Tax effect	**(0.03)**	(0.01)	**(0.03)**	0.06
Net income to NFE tax adjustment	**0.01**	0.01	**0.09**	0.08
Basic net (loss) financial earnings per share	**$(0.20)**	$ (0.09)	**$ 1.67**	$ 3.08

**Results during the first nine months of fiscal 2018 include an estimated income tax benefit of $57.7 million, or $0.66 per share, due to the revaluation of deferred income taxes resulting from the reduction in the federal corporate tax rate that did not reoccur in fiscal 2019.*

NJNG - Factors Supporting Future Customer Growth

New Construction

2019 Building Permits Issued[1]



1,400
1,200
1,000
800
600
400
200
0
1,240
666
327
247
NJNG
Ocean
Monmouth
Morris

Residential New Construction[3] = 69,100



2019 - 2021
= 15,870
2022 – Buildout
= 53,230

Conversions

Equivalent Customer Cost[2]



$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$0.93
$2.36
$4.17
$3.93
NJNG
Fuel Oil
Propane
Electricity

Residential Conversions[4] = 101,700



Non Heat,
4,800
On Main,
30,200
Off Main,
38,800
Near Main,
27,900

1. Source: U.S. Bureau of Census as of April 2019
2. Source: U.S. Energy Information Administration; as of March 2019; based on 100,000 comparable BTUs
3. Source: A.D. Little as of September 2018 and updated annually by NJNG.
4. Source: NJNG as of November 2, 2018 and updated annually.

Midstream - PennEast Pipeline Project

Project Description

- 20 percent ownership in 120-mile transmission pipeline to Northeast connecting Marcellus Shale region supply
- Access to the lowest cost supply point in North America; benefits customers and local economies
- Approved by FERC - January 19, 2018



Susquehanna
Tennessee
Wayne
Sullivan
Millennium
Central Hudson
NYSE&G
Con Ed
Auburn
Springville
Wyoming
Lackawanna
UGI
Pike
Transco
Luzerne
Sussex
Passaic
Montour
Columbia
PennEast Pipeline
Carbon
Monroe
Bergen
Warren
Morris
Essex
Snyder
Northumberland
Schuylkill
Northampton
Elizabethtown
Juniata
Lehigh
Hunterdon
Algonquin
Nat'l Grid
Perry
Texas Eastern
Dauphin
Lebanon
Bucks
PSE&G
Columbia
Cumberland
Montgomery
Monmouth
NJR
Lancaster
PECO
PGW
Chester
Burlington
Ocean
York
Delaware
Columbia of PA
SJI
Delmarva

Current Status and Recent Developments

- All land surveys complete
- Plan to resubmit New Jersey DEP application this month

Dividend Growth Rate of 6 – 8 Percent Annually



Dividends Per Share
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
Dividend Per Share
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Payout Ratio
$0.96
$1.02
$1.09
$1.17
6.8% CAGR
2016
2017
2018**
2019
Fiscal Year
Ind. Div Rate
Payout *

** 2019 payout based on midpoint of fiscal 2019 guidance*

*** Includes out-performance of Energy Services and tax reform vs. expectations, lowering payout*

NJRCEV - SREC Hedging Strategy Stabilizes Revenue


FY20
355
355
FY21
321
345
FY22
80
345
0
50
100
150
200
250
300
350
400
Thousands of SREC's
Hedged
Unhedged

	Percent Hedged	Average Price	Current Price
FY20	100%	$194	$228
FY21	92%	$196	$210
FY22	23%	$195	$177

As of June 30, 2019; Source: InterContinental Exchange

NJR Projected Cash Flows

($ millions)	2019E	2020E	2021E
Cash Flow From Operations	$272.7	$326.6	$391.4
Uses of Funds			
Capital Expenditures - NJNG/Other	($347.9)	($454.6)	($296.9)
Capital Expenditures - PennEast	(4.0)	(11.4)	(214.2)
Capital Expenditures - CEV	(154.9)	(104.0)	(107.0)
Capital Expenditures - Adelphia	(184.0)	(134.2)	(1.6)
Dividends	(104.3)	(114.4)	(124.2)
Total Uses of Funds	**($795.1)**	**($818.6)**	**($743.9)**
Financing Activities			
Common Stock Proceeds, Net	$81.0	$68.0	$68.0
Debt Proceeds/Other*	444.6	424.0	284.5
Total Financing Activities	**$525.6**	**$492.0**	**$352.5**

As of June 30, 2019
* Includes proceeds from asset sales and PennEast project finance